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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: November 18, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

               TEXAS                                      74-1611874
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)

    15835 Park Ten Place Drive                               77084
          Houston, Texas                                  (Zip Code)
 (Address of principal executive offices)

                        Registrant's telephone number, including area code:
                                            281-749-7800


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


ITEM 7. EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED NOVEMBER 18, 2003

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2003 AND 2002

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2003

EXHIBIT 99.4    CONSOLIDATED CONDENSED BALANCE SHEETS AT SEPTEMBER 30,
                2003 AND 2002

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT NOVEMBER 18, 2003



ITEM 9.    REGULATION FD DISCLOSURE


     ON NOVEMBER 18, 2003, THE COMPANY ANNOUNCED ITS EARNINGS FOR THE FISCAL YEAR AND FOURTH QUARTER ENDED SEPTEMBER 30, 2003. A COPY OF THE PRESS RELEASE SUMMARIZING THESE EARNINGS IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

     ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY'S CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2003 AND 2002, AN ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2003, CONSOLIDATED CONDENSED BALANCE SHEETS AT SEPTEMBER 30, 2003 AND 2002 AND CONTRACT STATUS SUMMARY AT NOVEMBER 18, 2003 ARE ATTACHED HERETO AS EXHIBITS 99.2, 99.3, 99.4 AND 99.5, RESPECTIVELY, WHICH ARE BEING FURNISHED IN ACCORDANCE WITH RULE 101(e)1) UNDER REGULATION FD AND SHOULD NOT BE DEEMED TO BE FILED.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrades to the Company's rigs; competition; operating risks; risks involved in foreign operations, risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ATWOOD OCEANICS, INC.
                                                      (Registrant)



                                                      /s/ James M. Holland
                                                      James M. Holland
                                                      Senior Vice President

                                                      DATE:  18 November 2003

                                  EXHIBIT INDEX


EXHIBIT NO.                                          DESCRIPTION

99.1     Press Release dated November 18, 2003

99.2 Consolidated Statements of Operations for the three months and year ended September 30, 2003 and 2002

99.3 Analysis of Contract Revenues and Drilling Costs for the three months and year ended September 30, 2003

99.4     Consolidated Condensed Balance Sheets at September 30, 2003 and 2002

99.5     Contract Status Summary at November 18, 2003

                                  EXHIBIT 99.1
Houston, Texas
18 November 2003

FOR IMMEDIATE RELEASE

     ATWOOD OCEANICS, INC., Houston-based International Drilling Contractor, announced today that the Company and its subsidiaries reported net loss of USD (12,802,000), or USD (.92) per diluted share, on contract revenues of USD 144,766,000, for the fiscal year ended September 30, 2003, compared to net income of USD 28,285,000, or USD 2.02 per diluted share, on contract revenues of USD 149,157,000, for the fiscal year ended September 30, 2002. For the fourth quarter ended September 30, 2003, the Company recorded a net loss of USD (14,257,000) or USD (1.03) per diluted share, on contract revenues of USD 38,005,000 compared to a net income of USD 7,165,000 or USD .51 per diluted share, on contract revenues of USD 30,781,000 for the fourth quarter of fiscal 2002.

     The Company's current tax provision for the quarter and year ended September 30, 2003 virtually all relates to taxes in foreign jurisdictions, with the Company not incurring taxable income in the United States necessary to utilize foreign tax credits. Due to the low level of earnings in the US, in addition to losses in certain nontaxable jurisdictions the Company's effective tax for fiscal year 2003 significantly exceeds the US statutory rate.


     Further, the Company has recently determined that after reassessing certain tax planning strategies in conjunction with the Company's major reorganization of its foreign subsidiaries and the assets of those subsidiaries undertaken in fiscal year 2003, the Company should book deferred foreign tax liabilities relating to Australian and Malaysian taxes of $5.9 million. This deferred tax expense has no cash effect on the Company; however, the loss for the quarter and for fiscal year 2003 increased by approximately $.40 per share.



Compared figures are as follows:
  FOR THE YEAR  ENDED SEPTEMBER 30:                     2003                    2002
  ---------------------------------                     ----                    ----
  CONTRACT REVENUES                       USD 144,766,000            USD 149,157,000
  INCOME BEFORE INCOME TAXES                                              38,777,000
  NET INCOME (LOSS)                        1,636,000                      28,285,000
  EARNINGS (LOSS) PER COMMON SHARE -            (12,802,000)
       BASIC                                                                    2.04
       DILUTED                                         (.92)                    2.02
                                                       (.92)
  AVERAGE COMMON SHARES OUTSTANDING -
       BASIC                                                              13,839,000
       DILUTED                                    13,846,000              13,994,000
                                                  13,846,000
  FOR THE QUARTER ENDED SEPTEMBER 30:                   2003                    2002
  -----------------------------------                   ----                    ----
  CONTRACT REVENUES                         USD 38,005,000            USD 30,781,000
  INCOME (LOSS) BEFORE INCOME TAXES              (4,373,000)               6,501,000
  NET INCOME (LOSS)                             (14,257,000)               7,165,000
  EARNINGS (LOSS)  PER COMMON SHARE -
       BASIC                                          (1.03)                     .52
       DILUTED                                        (1.03)                     .51

  WEIGHTED COMMON SHARES OUTSTANDING -
       BASIC                                      13,848,000              13,845,000
       DILUTED                                    13,848,000              13,928,000



                                                              Contact:  Jim Holland
                                                                        (281)-749-7804



                                  EXHIBIT 99.2
                        ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                         CONSOLIDATED STATEMENTS OF OPERATIONS
                         (In thousands, except per share amounts)

                                                  Three Months Ended                   Year Ended
                                                     September 30,                      September 30,
                                                2003             2002              2003             2002
                                                       (Unaudited)                        (Unaudited)
REVENUES
         Contract drilling                     $ 38,005         $ 30,781          $144,766         $149,157
                                               --------         --------          --------         --------
COSTS AND EXPENSES
         Contract drilling                       27,407           16,176            98,501           75,088
         Depreciation                             7,733            5,381            25,758           23,882
         General and administrative               5,193            2,580            14,015           10,080
                                               --------         --------          --------         --------
                                                 40,333           24,137           138,274          109,050
                                               --------         --------          --------         --------
OPERATING INCOME (LOSS)                          (2,328)           6,644             6,492           40,107
OTHER INCOME (EXPENSE)
         Interest expense                        (2,064)            (271)           (5,014)          (1,658)
         Investment income                           19              128               158              328
                                               --------         --------          --------         ---------
                                                 (2,045)            (143)           (4,856)          (1,330)
                                               --------         --------          --------         --------

INCOME (LOSS) BEFORE INCOME TAXES                (4,373)           6,501             1,636           38,777

PROVISION  (BENEFIT) FOR INCOME TAXES
          (Note 1 and 2)                          9,884             (664)           14,438           10,492
                                               --------          -------          --------         --------

NET INCOME (LOSS)                             $ (14,257)         $ 7,165         $ (12,802)        $ 28,285
                                               ========          =======         =========         ========

EARNINGS (LOSS) PER COMMON SHARE
         Basic                                  $ (1.03)          $ 0.52           $ (0.92)          $ 2.04
         Diluted                                $ (1.03)          $ 0.51           $ (0.92)          $ 2.02
AVERAGE COMMON SHARES OUTSTANDING
         Basic                                   13,848           13,845            13,846           13,839
         Diluted                                 13,848           13,928            13,846           13,994


     Notes -
        1) The  Company's  current tax  provision  for the quarter and year
ended   September   30,  2003   virtually   all  relates  to  taxes  in  foreign
jurisdictions,  with the  Company  not  incurring  taxable  income in the United
States  necessary  to  utilize  foreign  tax  credits.  Due to the low  level of earnings in the US, in addition  to losses in certain  nontaxable  jurisdictions the Company's  effective tax for fiscal year 2003  significantly  exceeds the US statutory rate.


     Further, the Company has recently determined that after reassessing certain tax planning strategies in conjunction with the Company's major reorganization of its foreign subsidiaries and the assets of those subsidiaries undertaken in fiscal year 2003, the Company should book deferred foreign tax liabilities relating to Australian and Malaysian taxes of $5.9 million. This deferred tax expense has no cash effect on the Company; however, the loss for the quarter and for fiscal year 2003 increased by approximately $.40 per share.


     2) Net income for the year and fourth quarter of fiscal 2002 was enhanced by $2.3 milion from a foreign income tax credit benefit generated in the quarter ended September 30, 2002.

                                   EXHIBIT 99.3
                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                     ANALYSIS OF CONTRACT DRILLING REVENUES
                               AND DRILLING COSTS
                                   (Unaudited)

                                    FOR THE QUARTER ENDED SEPTEMBER 30, 2003
                                    ----------------------------------------
                                    CONTRACT                      CONTRACT
                                    DRILLING                      DRILLING
                                    REVENUES                        COSTS
                                    --------                      ---------
                                                   (In Millions)
ATWOOD EAGLE                           $ 9.2                         $ 10.5
ATWOOD FALCON                            7.0                            3.2
VICKSBURG                                6.4                            2.3
SEAHAWK                                  5.9                            2.1
ATWOOD BEACON                            2.9                            1.4
ATWOOD HUNTER                            2.5                            2.8
RICHMOND                                 2.0                            1.9
ATWOOD SOUTHERN CROSS                    1.6                            2.5
OTHER                                    0.5                            0.7
                                      ------                         ------
                                      $ 38.0                         $ 27.4
                                      ======                         ======



                                   FOR THE YEAR ENDED SEPTEMBER 30, 2003
                                   -------------------------------------
                                   CONTRACT                      CONTRACT
                                   DRILLING                      DRILLING
                                   REVENUES                        COSTS
                                   --------                      --------
                                                    (In Millions)
ATWOOD FALCON                     $ 32.4                         $ 18.7
VICKSBURG                           25.0                            9.3
SEAHAWK                             22.8                            9.7
ATWOOD EAGLE                        19.8                           19.4
ATWOOD HUNTER                       17.2                           12.9
ATWOOD SOUTHERN CROSS               14.5                           14.4
RICHMOND                             8.3                            8.2
ATWOOD BEACON                        3.0                            1.4
OTHER                                1.8                            4.5
                                 -------                         ------
                                 $ 144.8                         $ 98.5
                                 =======                         ======

                                    EXHIBIT 99.4
                      ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                       CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (In Thousands)


                                                           SEPTEMBER 30,
                                                     ------------------------
                                                     2003                2002
                                                             (Unaudited)
ASSETS

        CURRENT ASSETS:
             Cash and cash equivalents                 $ 20,391        $ 27,055
             Other current assets                        51,791          44,758
                                                      ---------       ---------
           Total Current Assets                          72,182          71,813

        NET PROPERTY AND EQUIPMENT                      442,659         368,397

        DEFERRED COSTS AND OTHER ASSETS                   4,805           4,320
                                                      ---------       ---------
                                                      $ 519,646       $ 444,530
                                                      =========       =========
LIABILITIES AND SHAREHOLDERS' EQUITY

        CURRENT LIABILITIES (includes $24 million
        of current maturities of
        long-term notes payable in 2003)               $ 40,504        $ 24,416

        LONG-TERM NOTES PAYABLE, net of
              current maturities                        181,000         115,000

        DEFERRED CREDITS                                 34,757          28,981

        SHAREHOLDERS' EQUITY                            263,385         276,133
                                                      ---------       ---------

                                                      $ 519,646       $ 444,530
                                                      =========       =========


                                                          EXHIBIT 99.5
                                             ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                     CONTRACT STATUS SUMMARY
                                                      AT NOVEMBER 18, 2003

      NAME OF RIG          LOCATION          CUSTOMER                   CONTRACT STATUS
      -----------          --------          -----------                ----------------
SEMISUBMERSIBLES -
--------------------
ATWOOD FALCON             MALAYSIA           SARAWAK  SHELL  ("SHELL")  The rig is currently working under a drilling program in Malaysia to drill one well for Shell.
                                                                        The drilling of this well is estimated to take
                                                                        until mid-December 2003 to complete.  Following
                                                                        completion of its work in Malaysia, the rig will
                                                                        be moved to Japan to drill two wells estimated to
                                                                        take 100 to 120 days to complete.



ATWOOD HUNTER             MOBILIZING TO      MP ZARAT                   The rig is currently mobilizing to Tunisia to
                          TUNISIA                                       commence a one-well drilling program for MP Zarat
                                                                        around mid-November 2003.  The one well is
                                                                        expected to take 20 to 25 days to complete.
                                                                        Future contract opportunities for additional work
                                                                        are being pursued in the Mediterranean area, as
                                                                        well as areas outside of the Mediterranean.



ATWOOD   EAGLE            ANGOLA             CNR RANGER (ANGOLA)        In early  October 2003, the rig commenced  a
                                             LIMITED ("CNR")            one-well drilling program for CNR, which is
                                                                        expected to be completed in late November to
                                                                        mid-December 2003.  Contract opportunities for
                                                                        additional work in Angola and other areas of the
                                                                        world are being pursued.



SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   The rig's current contract terminates in December
                                             PRODUCTION MALAYSIA        2004, with an option for the Operator to extend.
                                             INC.  ("EMEPMI")           EMEPMI has the right to terminate the contract
                                                                        after the completion of the first six months of
                                                                        the extension period (which commences in December
                                                                        2003) with 120 days written notice.



ATWOOD SOUTHERN CROSS     MOBILIZING TO      CAIRN ENERGY INDIA PTY.    The rig is currently being mobilized to India to
                          INDIA              LIMITED  ("CAIRN")         commence, in early December 2003, a one-well plus
                                                                        two-options drilling program for Cairn.  The one
                                                                        firm well is expected to take 60 days to complete
                                                                        and, if the two options are exercised, an
                                                                        additional 80 days could be added to the drilling
                                                                        program.  Contract opportunities for additional
                                                                        work in India, as well as other areas of Southeast
                                                                        Asia are being pursued.






SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for
                          GULF OF MEXICO                                future conversion to a tender-assist unit, similar
                                                                        to the SEAHAWK, once an acceptable contract
                                                                        opportunity is secured.  The rig is currently
                                                                        coldstacked.


CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year
                                            PRODUCTION MALAYSIA INC.    drilling program (with an option by EMEPMI for one
                                            ("EMEPMI")                  additional year), with EMEPMI having the right to
                                                                        terminate the drilling program after one year with
                                                                        at least 120 days notice period.



ATWOOD BEACON             MALAYSIA          MURPHY SARAWAK OIL          In early August 2003, the rig commenced working
                                            COMPANY, LTD. ("MURPHY")    under a contract with Murphy which provided for
                                                                        the drilling of three firm wells plus options to
                                                                        drill five additional wells off the coast of
                                                                        Malaysia.  Murphy has now exercised its option to
                                                                        extend the contract for the additional five
                                                                        wells.  It should take until February/March 2004
                                                                        to complete the drilling of the eight wells.
                                                                        Contract opportunities for additional work
                                                                        following completion of the Murphy contract are
                                                                        being pursued in Malaysia as well as other areas
                                                                        outside of Malaysia.

SUBMERSIBLE -
---------------
RICHMOND                  UNITED STATES      UNION OIL COMPANY OF       In September 2003, the rig commenced a two-well
                          GULF OF MEXICO     CALIFORNIA ("UNOCAL")      plus one option well contract for UNOCAL.  UNOCAL
                                                                        has exercised the option well and in addition, has
                                                                        awarded the rig two more firm wells; thus,
                                                                        providing for a total of five wells to be drilled
                                                                        under the contract.  It should take until around
                                                                        February 2004 to complete the drilling of the five
                                                                        wells.

MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /             AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
NORTH RANKIN 'A'                                                        drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved
                                                                        in maintenance of the two rigs for future drilling
                                                                        programs.